Exhibit 10.1

SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT

This Second Amendment to Revolving Credit and Security Agreement (this “Second Amendment”) is dated this 21 day of June, 2017, by and among OREGON METALLURGICAL, LLC, an Oregon limited liability company, ALLEGHENY LUDLUM, LLC, a Pennsylvania limited liability company, TDY INDUSTRIES, LLC, a California limited liability company, INTERNATIONAL HEARTH MELTING, LLC, an Oregon limited liability company, ATI PRECISION FINISHING, LLC, a Pennsylvania limited liability company, TITANIUM WIRE CORPORATION, a Pennsylvania corporation, ENVIRONMENTAL, INC., a California corporation, ATI TITANIUM LLC, a Delaware limited liability company, ATI FLOWFORM PRODUCTS, LLC, a Delaware limited liability company, ATI LADISH LLC, a Wisconsin limited liability company, ATI LADISH MACHINING, INC., a Nevada corporation, CHEN-TECH INDUSTRIES, INC., a Nevada corporation, PACIFIC CAST TECHNOLOGIES, INC., a Nevada corporation, ATI POWDER METALS LLC, a Pennsylvania limited liability company, and ATI FLAT ROLLED PRODUCTS HOLDINGS, LLC, a Pennsylvania limited liability company and each Person joined hereto as a borrower from time to time, collectively, the “Borrowers”, and each a “Borrower”), the Guarantors (as defined therein) party hereto, the LENDERS (as defined therein) party hereto, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Lenders (hereinafter referred to in such capacity as the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agent entered into that certain Revolving Credit and Security Agreement, dated effective as of September 23, 2015, by and among the Borrowers, the Guarantors, the Lenders and the Agent, as amended by that certain First Amendment to Revolving Credit and Security Agreement, dated May 13, 2016, by and among the Borrowers, the Guarantors, the Lenders and the Agent (as further amended, modified, supplemented, extended, renewed or restated from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers desire to amend certain provisions of the Credit Agreement which provisions require only Required Lenders approval, and the Required Lenders and the Agent agree to permit such amendments pursuant to the terms and conditions set forth herein;

WHEREAS, the lender identified on the signature pages hereto as the “Exiting Lender” (the “Exiting Lender”) has agreed to assign its Advances and Revolving Commitment pursuant to the terms hereof; and

WHEREAS, the Borrowers desire to amend certain provisions of the Credit Agreement which provisions require either unanimous Lender consent or the consent of the affected Lenders, and the Lenders and the Agent agree to permit such amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. All capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement unless the context herein clearly indicates otherwise.

2. The cover page of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the cover page attached hereto and incorporated herein by reference thereto.

3. Section 1.2 of the Credit Agreement is hereby amended by inserting the following new definitions in their appropriate alphabetical order:

“2021 Notes Liquidity” shall mean, on the date of determination, the sum of (i) the Borrowers’ unrestricted domestic cash plus (ii) the Net Unrestricted Foreign Cash in an amount not to exceed the Dollar Equivalent of One Hundred Million and 00/100 Dollars ($100,000,000.00), plus (iii) the Undrawn Availability.

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any member state of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Receivables Factoring Agreements” shall mean certain receivables purchase or factoring agreements entered into by the applicable Borrower(s) from time to time with the consent of the Agent (such consent to not be unreasonably withheld, conditioned or delayed) related to Receivables of the applicable Borrower(s) with respect to certain of its/their Customers, in each case, in form and substance reasonably satisfactory to the Agent.

“Second Amendment Closing Date” shall mean June 21, 2017.

“Write-down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

4. Section 1.2 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and inserting in their stead the following:

“Alternate Base Rate” shall mean, for any day, a rate per annum equal to the highest of (a) the Prime Rate in effect on such day, (b) the sum of the Federal Funds Open Rate in effect on such day plus one half of one percent (0.5%), and (c) the sum of the Daily LIBOR Rate in effect on such day plus one percent (1.0%), so long as a Daily LIBOR Rate is offered, ascertainable and not unlawful; provided, however, that if the Alternate Base Rate determined as provided above would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Applicable Margin” shall mean: (a) the percentage spread to be added to Revolving Advances and Swing Loans consisting of Domestic Rate Loans based upon the Average Undrawn Availability for the most recently ended fiscal quarter according to the pricing grid set forth below under the heading “Applicable Margins for Domestic Rate Loans”; (b) the percentage spread to be added to Revolving Advances consisting of LIBOR Rate Loans and Swing Loans consisting of Daily LIBOR Rate Loans based upon the Average Undrawn Availability for the most recently ended fiscal quarter according to the pricing grid set forth below under the heading “Applicable Margins for LIBOR Rate Loans/Daily LIBOR Rate Loans”; and (c) with respect to the Term Loan, three percent (3.00%).

Effective as of the date on which the Borrowing Base Certificate required under Section 9.9 for the applicable month-end corresponding with the applicable most recently completed fiscal quarter-end of each fiscal year (each such Borrowing Base Certificate referred to herein as the “Quarter-End Borrowing Base Certificate”) is due to be delivered (each day on which such delivery is due, an “Adjustment Date”), the Applicable Margin for each type of Advance (other than the Term Loan) shall be adjusted, if necessary, to the applicable percent per annum set forth in the pricing table below corresponding to the Average Undrawn Availability for the most recently completed fiscal quarter prior to the applicable Adjustment Date:

LEVEL	AVERAGE UNDRAWN AVAILABILITY	APPLICABLE MARGINS FOR DOMESTIC RATE LOANS (Revolving Advances, Swing Loans)	APPLICABLE MARGINS FOR LIBOR RATE LOANS/DAILY LIBOR RATE LOANS (Revolving Advances, Swing Loans)	LETTERS OF CREDIT FEE
I	Greater than or equal to 66.66% of the Maximum Revolving Advance Amount	.75%	1.75%	1.75%
II	Less than 66.66% but greater than or equal to 33.33% of the Maximum Revolving Advance Amount	1.00%	2.00%	2.00%
III	Less than 33.33% of the Maximum Revolving Advance Amount	1.25%	2.25%	2.25%

The Applicable Margin as of the Second Amendment Closing Date shall be based upon the percentages associated with Level I pricing in the pricing grid above, and such Applicable Margin shall remain in effect until the first Adjustment Date following the Second Amendment Closing Date.

If Borrowers shall fail to deliver a Quarter-End Borrowing Base Certificate required under Section 9.9 by the dates required pursuant to such section, the Applicable Margin for each type of Advance (other than the Term Loan) shall be conclusively presumed to equal the percentages associated with Level III of the pricing grid set forth above until the date of delivery of such Quarter-End Borrowing Base Certificate, at which time the rate will be adjusted based upon the Average Undrawn Availability reflected on such Quarter-End Borrowing Base Certificate. Notwithstanding anything to the contrary contained herein, no downward adjustment in any Applicable Margin for each type of Advance (other than the Term Loan) shall be made on any Adjustment Date on which any Event of Default shall have occurred and be continuing. Notwithstanding anything to the contrary contained herein, immediately and automatically upon the occurrence of any Event of Default, the Applicable Margin for each type of Advance (other than the Term Loan) shall increase to and equal the percentages associated with Level III of the pricing grid set forth above and shall continue at such highest Applicable Margin until the date (if any) on which such Event of Default shall be waived in accordance with the provisions of this Agreement, at which time the rate will be adjusted based upon the Average Undrawn Availability reflected on the most recently delivered Quarter-End Borrowing Base Certificate delivered by Borrowers to Agent pursuant to Section 9.9. Any increase in interest rates and/or other fees payable by Borrowers under this Agreement and the Other Documents pursuant to the provisions of the foregoing sentence shall be in addition to and independent of any increase in such interest rates and/or other fees resulting from the occurrence of any Event of Default (including, if applicable, any Event of Default arising from a breach of Section 9.9 hereof) and/or the effectiveness of the Default Rate provisions of Section 3.1 hereof or the default fee rate provisions of Section 3.2 hereof.

If, as a result of any restatement of, or other adjustment to, the Quarter-End Borrowing Base Certificate or for any other reason, Agent determines that (a) the Average Undrawn Availability as previously calculated as of any applicable date for any applicable period was inaccurate, and (b) a proper calculation of the Average Undrawn Availability for any such period would have resulted in different pricing for such period, then (i) if the proper calculation of the Average Undrawn Availability would have resulted in a higher interest rate and/or fees (as applicable) for such period, automatically and immediately without the necessity of any demand or notice by Agent or any other affirmative act of any party, the interest accrued on the applicable outstanding Advances and/or the amount of the fees accruing for such period under the provisions of this Agreement and the Other Documents shall be deemed to be retroactively increased by, and Borrowers shall be obligated to immediately pay to Agent for the ratable benefit of Lenders an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period; and (ii) if the proper calculation of the Average Undrawn Availability would have resulted in a lower interest rate and/or fees (as applicable) for such period, then the interest accrued on the applicable outstanding Advances and the amount of the fees accruing for such period under the provisions of this Agreement and the Other Documents shall be deemed to remain unchanged, and Agent and Lenders shall have no obligation to repay interest or fees to the Borrowers; provided, that, if as a result of any restatement or other event or other determination by Agent a proper calculation of the Average Undrawn Availability would have resulted in a higher interest rate and/or fees (as applicable) for one or more periods and a lower interest rate and/or fees (as applicable) for one or more other periods (due to the shifting of income or expenses from one period to another period or any other reason), then the amount payable by Borrowers pursuant to clause (i) above shall be based upon the excess, if any, of the amount of interest and fees that should have been paid for all applicable periods over the amounts of interest and fees actually paid for such periods.

“Defaulting Lender” shall mean any Lender that: (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Revolving Commitment Percentage or Term Loan Commitment, as applicable, of Advances, (ii) if applicable, fund any portion of its Participation Commitment in Letters of Credit or Swing Loans or (iii) pay over to Agent, Issuer, Swing Loan Lender or any Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including a particular Default or Event of Default, if any) has not been satisfied; (b) has notified Borrowers or Agent in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including a particular Default or Event of Default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit; (c) has failed, within two (2) Business Days after request by Agent, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Advances and, if applicable, participations in then outstanding Letters of Credit and Swing Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon Agent’s receipt of such certification in form and substance satisfactory to the Agent; (d) has become the subject of an Insolvency Event or a Bail-In Action; or (e) has failed at any time to comply with the provisions of Section 2.6(e) with respect to purchasing participations from the other Lenders, whereby such

Lender’s share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders.

“Restricted Action Requirements” shall mean the following:

(a) If the Undrawn Availability on the date of the applicable Restricted Action, after giving effect to such Restricted Action, is equal to or greater than the greater of One Hundred Million and 00/100 Dollars ($100,000,000.00) and twenty-five percent (25%) of the sum of the Maximum Revolving Advance Amount plus the outstanding principal amount of the Term Loan, the Loan Parties shall be permitted to take such Restricted Action so long as no Event of Default or Default has occurred and is continuing or would result from such Restricted Action; or

(b) If the Undrawn Availability on the date of the applicable Restricted Action, after giving effect to such Restricted Action, is less than the greater of One Hundred Million and 00/100 Dollars ($100,000,000.00) and twenty-five percent (25%) of the sum of the Maximum Revolving Advance Amount plus the outstanding principal amount of the Term Loan but greater than the greater of Sixty Million and 00/100 Dollars ($60,000,000.00) and fifteen percent (15%) of the sum of the Maximum Revolving Advance Amount plus the outstanding principal amount of the Term Loan, the Loan Parties shall be permitted to take such Restricted Action if (1) no Event of Default or Default has occurred and is continuing or would result from such Restricted Action; (2) the Loan Parties demonstrate, in form and substance reasonably acceptable to the Agent, that prior to and after giving effect to such Restricted Action, the Undrawn Availability, as measured both at the time of such Restricted Action and as an average for the sixty (60) consecutive day period immediately preceding such Restricted Action, is not less than the greater of Sixty Million and 00/100 Dollars ($60,000,000.00) and fifteen percent (15%) of the sum of the Maximum Revolving Advance Amount plus the outstanding principal amount of the Term Loan; and (3) the Loan Parties demonstrate, in form and substance reasonably acceptable to the Agent, that prior to and after giving effect to such Restricted Action, the Fixed Charge Coverage Ratio is at least 1.00 to 1.00.

“Term Loan Maturity Date” shall mean February 28, 2022.

“Trigger Event” shall mean the earliest to occur of the following: (i) the occurrence of an Event of Default, or (ii) the date upon which the Undrawn Availability is less than an amount equal to the greater of (y) 10.0% of the Maximum Loan Amount, or (z) Forty Million and 00/100 Dollars ($40,000,000.00).

“Trigger Satisfaction Event” shall mean, subsequent to the occurrence of a Trigger Event, the occurrence of both of the following: (i) no Event of Default then exists or is continuing, and (ii) the Undrawn Availability is greater than or equal to the greater of (y) 10.0% of the Maximum Loan Amount or (z) Forty Million and 00/100 Dollars ($40,000,000.00), in either case for a period of thirty (30) consecutive days.

“Undrawn Availability” on any date of determination shall mean an amount equal to the lesser of (a) the Formula Amount, or (b) the difference of the Maximum Revolving Advance Amount minus the sum of (i) the Maximum Undrawn Amount of all outstanding Letters of Credit, plus (ii) the outstanding amount of Revolving Advances and Swing Loans.

5. Subpart (b) of Section 2.3 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

(b) Right to Prepay the Term Loan. On and after the earlier of: (i) the date which is eighteen (18) months after the Second Amendment Closing Date; and (ii) the date on which the 2019 Senior Unsecured Notes are refinanced or retired, whether by issuance of new indebtedness, issuance of equity, or otherwise (such refinancing or retirement being referred to as a “2019 Senior Note Retirement Event”), the Borrowers shall have the right at their option and so long as the terms and provisions of Section 6.10(c) are satisfied, to prepay the Term Loan in whole or in part without premium or penalty (except as provided in Section 2.2(f), Section 2.2(g), Section 3.7, and Section 3.8, hereof). Any partial prepayment of the Term Loan shall be in a minimum amount of Fifty Million and 00/100 Dollars ($50,000,000.00). Whenever the Borrower desires to prepay the Term Loan pursuant to subpart (i) of the first sentence of this Section 2.3(b), it shall provide a prepayment notice to the Agent by 1:00 p.m. at least three (3) Business Days prior to the date of prepayment of the Term Loan, setting forth the date, which shall be the last Business Day of the fiscal quarter during which such prepayment notice is given, on which the proposed prepayment is to be made. For greater certainty, if the date 18 months after the Second Amendment Closing Date occurs on December 20, 2018, the Term Loan may be prepaid on December 31, 2018 or the end of any fiscal quarter thereafter.

Whenever the Borrower desires to prepay the Term Loan pursuant to subpart (ii) of the first sentence of this Section 2.3(b), it shall provide a prepayment notice to the Agent by 1:00 p.m. at least three (3) Business Days prior to the date of prepayment of the Term Loan, setting forth the date, which shall not be later than twenty (20) Business Days after the 2019 Senior Note Retirement Event, on which the proposed prepayment is to be made. Any prepayment notice shall be irrevocable. The outstanding principal amount of the Term Loan to be prepaid in accordance with the terms and provisions set forth above, together with interest on such principal amount, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made

6. Section 6.10 of the Credit Agreement is hereby amended to insert as a new subpart (d) the following:

(d) 2021 Notes Liquidity Requirement. Ninety-one (91) days prior to the stated maturity date of the 5.950% Senior Notes due 2021 and at all times thereafter until such 5.950% Senior Notes due 2021 have been paid in full or otherwise successfully refinanced, the Borrowers’ 2021 Notes Liquidity shall be not be less than Seven Hundred Million and 00/100 Dollars ($700,000,000.00).

7. Section 7.1(b) of the Credit Agreement is hereby amended to delete the “or” at the end of subpart (v), to renumber subpart (vi) as subpart (vii), amend new subpart (vii) as follows and insert as a new subpart (vi) the following:

(vi) the sale of Receivables of Borrowers as contemplated by the applicable Receivables Factoring Agreements, so long as: (a) there shall not exist any Event of Default or Default immediately prior to or after giving effect to such sale; and (b) an agreement with respect to such applicable Receivables Factoring Agreement, in each case, in form and substance reasonably satisfactory to the Agent, shall have been delivered to the Agent and be in full force and effect; or

(vii) subject to compliance with the Restricted Action Requirements any sale, transfer or lease of properties or assets, other than those specifically excepted pursuant to clauses (i) through (vi) above, provided that:

(a) there shall not exist any Event of Default or Default immediately prior to and after giving effect to such sale; and

(b) the aggregate value of such assets sold, transferred or leased by the Loan Parties and their Subsidiaries during the term of this Agreement shall not exceed twenty percent (20%) of Consolidated Tangible Assets during the term of this Agreement or ten percent (10%) of Consolidated Tangible Assets in any fiscal year.

8. Section 13.1 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

13.1 Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Loan Party, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until February 28, 2022 (the “Term”) unless sooner terminated as herein provided. The Loan Parties may terminate this Agreement at any time upon ninety (90) days prior written notice to Agent upon payment in full of the Obligations.

9. Article XVI of the Credit Agreement is hereby amended to insert as a new Section 16.19, the following:

16.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions Contractual Recognition of Bail-In. Notwithstanding anything to the contrary in this Agreement or any Other Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement or any Other Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(i) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any EEA Financial Institution; and

(ii) the effects of any Bail-in Action on any such liability, including, if applicable:

(a) a reduction in full or in part or cancellation of any such liability;

(b) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any Other Document; or

(c) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

10. Article XVI of the Credit Agreement is hereby amended to insert as a new Section 16.20, the following:

16.20 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any Other Document), each Loan Party acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Lenders are arm’s-length commercial transactions among the Loan Parties and their Affiliates, on the one hand, and the Lenders, on the other hand, (B) Each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the Other Documents; (ii) (A) each of the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Loan Party or any of such Loan Party’s Affiliates, or any other Person and (B) no Lender has any obligation to any Loan Party or any of such Loan Party’s Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the Other Documents; and (iii) each of the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their Affiliates, and no Lender has any obligation to disclose any of such interests to any Loan Party or any of such Loan Party’s Affiliates. To the fullest extent permitted by law, each Loan Party hereby waives and releases any claims that it may have against each of the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

11. The provisions of Section 2 through Section 10 and Section 12 of this Second Amendment shall not become effective until the Agent shall have received:

(a) this Second Amendment, duly executed by the Borrowers, the Guarantors, the Lenders and the Agent;

(b) the documents and conditions listed in the Preliminary Closing Agenda attached hereto and made a part hereof as Exhibit A;

(c) payment of all fees and expenses owed to the Agent, and the Agent’s counsel in connection with this Second Amendment and the Credit Agreement (including, without limitation, any such fees and expenses payable pursuant to any fee letter entered into between the Borrowers and the Agent in connection herewith); and

(d) such other documents in connection with such transactions as the Agent or said counsel may reasonably request.

12. As of the Second Amendment Closing Date, the parties hereby agree (i) that the Revolving Commitment Amounts, Revolving Commitment Percentages, Term Loan Commitment Amounts and Term Loan Commitment Percentages shall, as applicable, be reallocated and shall be as set forth below each applicable Lender’s name on the applicable signature page hereof, (ii) that the requisite assignments shall be deemed to be made in such amounts among the Lenders (including the Exiting Lender) and from each Lender to each other Lender, with the same force and effect as if such assignments were evidenced by applicable Commitment Transfer Supplement, (iii) to the non-pro rata repayment of Advances to the Exiting Lender as set forth in this Agreement and (iv) to any adjustments to be made to the Register to effectuate such reallocations and assignments. Notwithstanding anything to the contrary in Section 16.3 of the Credit Agreement or any Other Document, no other documents or instruments, including any Commitment Transfer Supplement, shall be executed in connection with these assignments (all of which requirements are hereby waived), and such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by a Commitment Transfer Supplement. On the Second Amendment Closing Date, the Lenders shall make full cash settlement with each other either directly or through the Agent (including in the form of non-pro rata funding by each Lender which has increased its Revolving Commitment Amount and/or Term Loan Commitment Amount as of the Second Amendment Closing Date, including, without limitation, in an aggregate amount equal to the outstanding Advances of the Exiting Lender), as the Agent may direct or approve, with respect to all assignments, reallocations and other changes in Revolving Commitment Amounts and/or Term Loan Commitment Amounts such that after giving effect to such settlements each Lender’s Revolving Commitment Percentage and/or Term Loan Commitment Percentage, as applicable, shall be as set forth below such applicable Lender’s name on the applicable signature page hereof.

13. By its execution of this Agreement, each of the parties signatory hereto acknowledges and agrees that, upon the occurrence of the Second Amendment Closing Date, (a) the Exiting Lender shall cease to be a Lender under the Credit Agreement and (b) the Exiting Lender shall have no further rights or obligations as a Lender under the Credit Agreement, except to the extent of rights and obligations that survive a Lender’s assignment of its commitments pursuant to Section 16.3 of the Credit Agreement. The Exiting Lender is a party to this Agreement solely for the purpose of evidencing its agreement to Section 12 and this Section 13.

14. Each Loan Party hereby reconfirms and reaffirms all representations and warranties, agreements and covenants made by it pursuant to the terms and conditions of the Credit Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement, and except any such representations or warranties made as of a specific date or time, which shall have been true and correct in all material respects as of such date or time.

15. Each Loan Party acknowledges and agrees that each and every document, instrument or agreement, which secured the Obligations immediately prior to the entering into of this Second Amendment continues to secure the Obligations.

16. Each Loan Party represents and warrants to the Agent and each of the Lenders as follows: (i) such Loan Party has the full power to enter into, execute, deliver and carry out this Second Amendment and all such actions have been duly authorized by all necessary proceedings on its part, (ii) neither the execution and delivery of this Second Amendment by such Loan Party nor the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof by any of them will conflict with, constitute a default under or result in any breach of (a) the terms and conditions of the certificate or articles of incorporation, bylaws or other organizational documents of such Loan Party or (b) any material Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which such Loan Party is a party or by which it is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of such Loan Party, and (iii) this Second Amendment has been duly and validly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of this Second Amendment may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance and general concepts of equity.

17. Each Loan Party represents and warrants that (i) no Default or Event of Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this Second Amendment or the performance or observance of any provision hereof or any transaction completed hereby, and (ii) the schedules attached to and made a part of the Credit Agreement, are true and correct in all material respects as of the date hereof, except as such schedules may have heretofore been amended or modified in writing in accordance with the Credit Agreement or pursuant to this Second Amendment.

18. Each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

19. The agreements contained in this Second Amendment are limited to the specific agreements made herein. Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agent or the Lenders under the Credit Agreement or any Other Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Other Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Other Document in similar or different circumstances. This Second Amendment shall apply and be effective only with respect to the provisions of the Credit

Agreement specifically referred to herein. This Second Amendment amends the Credit Agreement and is not a novation thereof. Nothing expressed or implied in this Second Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Borrower or any Guarantor under the Credit Agreement or any Other Document from any of its obligations and liabilities thereunder.

20. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.

21. This Second Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania without regard to the principles of the conflicts of law thereof. Each of the Loan Parties hereto irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction and venue of the courts of the Commonwealth of Pennsylvania sitting in Allegheny County, Pennsylvania and the United States District Court for the Western District of Pennsylvania with respect to any suit arising out of or relating to this Second Amendment.

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, by their officers thereunto duly authorized, have executed this Second Amendment on the day and year first above written.

BORROWERS:

WITNESS/ATTEST:	OREGON METALLURGICAL, LLC, an
Oregon limited liability company

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	ALLEGHENY LUDLUM, LLC, a
Pennsylvania limited liability company

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	TDY INDUSTRIES, LLC, a California limited
liability company

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	INTERNATIONAL HEARTH MELTING,
LLC, an Oregon limited liability company

By: Oregon Metallurgical, LLC, its Sole
Manager

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

BORROWERS (Continued)

WITNESS/ATTEST:	ATI PRECISION FINISHING, LLC, a
Pennsylvania limited liability company

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	TITANIUM WIRE CORPORATION, a
Pennsylvania corporation

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	ENVIRONMENTAL, INC., a California
corporation

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	ATI TITANIUM LLC, a Delaware limited
liability company

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

BORROWERS (Continued)

WITNESS/ATTEST:	ATI FLOWFORM PRODUCTS, LLC, a Delaware limited liability company

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	President

WITNESS/ATTEST:	ATI LADISH LLC, a Wisconsin limited liability company

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	ATI LADISH MACHINING, INC., a Nevada corporation

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

BORROWERS (Continued)

WITNESS/ATTEST:	CHEN-TECH INDUSTRIES, INC., a Nevada
corporation

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	PACIFIC CAST TECHNOLOGIES, INC., a
Nevada corporation

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	ATI POWDER METALS LLC, a
Pennsylvania limited liability company

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	ATI FLAT ROLLED PRODUCTS
HOLDINGS, LLC, a Pennsylvania limited
liability company

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

GUARANTORS:

WITNESS/ATTEST:	ATI FUNDING CORPORATION, a Delaware
corporation

/s/ Amanda Skov	By:	/s/ Rose Marie Manley
	Name:	Rose Marie Manley
	Title:	President

WITNESS/ATTEST:	TDY HOLDINGS, LLC, a Delaware limited
liability company

/s/ Amanda Skov	By:	/s/ Rose Marie Manley
	Name:	Rose Marie Manley
	Title:	President

WITNESS/ATTEST:	ATI OPERATING HOLDINGS, LLC, a
Delaware limited liability company

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	President

WITNESS/ATTEST:	ATI PROPERTIES, LLC., a Delaware limited
liability company

/s/ Amanda Skov	By:	/s/ Elliot S. Davis
	Name:	Elliot S. Davis
	Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

GUARANTORS (Continued):

WITNESS/ATTEST:	ALC FUNDING CORPORATION, a
Delaware corporation

/s/ Amanda Skov	By:	/s/ Rose Marie Manley
	Name:	Rose Marie Manley
	Title:	President

WITNESS/ATTEST:	ALLEGHENY TECHNOLOGIES
INCORPORATED, a Delaware corporation

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Senior Vice President

WITNESS/ATTEST:	ATI CANADA HOLDINGS, INC., a
Delaware corporation

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	President

WITNESS/ATTEST:	ALLEGHENY TECHNOLOGIES
INTERNATIONAL, INC., a California
corporation

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

GUARANTORS (Continued):

WITNESS/ATTEST:	AII INVESTMENT CORP., a Delaware
corporation

/s/ Amanda Skov	By:	/s/ Rose Marie Manley
	Name:	Rose Marie Manley
	Title:	President

WITNESS/ATTEST:	ATI ALLEGHENY LUDLUM, INC., a
Massachusetts corporation

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	TI OREGON, INC., an Oregon corporation

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	JESSOP STEEL, LLC, a Pennsylvania limited
liability company

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

GUARANTORS (Continued):

WITNESS/ATTEST:	JEWEL ACQUISITION, LLC, a Delaware
limited liability company

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	AII ACQUISITION, LLC, a Pennsylvania
limited liability company

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	President

WITNESS/ATTEST:	ATI FRP PROPERTIES, LLC, a Delaware
limited liability company

/s/ Amanda Skov	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	President

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

LENDERS:

PNC BANK, NATIONAL ASSOCIATION,
As Lender and as Agent

By: /s/ Douglas Hoffman
Name: Douglas Hoffman
Title: Senior Vice President

Three PNC Plaza, Sixth Floor
225 Fifth Avenue
Pittsburgh, PA 15222

Revolving Commitment Percentage: 21.2500000000%
Revolving Commitment Amount $85,000,000.00

Term Loan Commitment Percentage: 63.7500000000%
Term Loan Commitment Amount $63,750,000.00

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

BANK OF AMERICA, N.A.

By: /s/ Kevin W. Corcoran
Name: Kevin W. Corcoran
Title: Vice President

Four Penn Center, 1600 JFK Blvd.
Philadelphia, PA 19103
Attention: Kevin W. Corcoran, Vice President; AB Sr.
Portfolio Specialist

Revolving Commitment Percentage: 17.5000000000%
Revolving Commitment Amount $70,000,000.00

Term Loan Commitment Percentage: 16.2500000000%
Term Loan Commitment Amount $16,250,000.00

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

CITIBANK, N.A.

By: /s/ Brendan Mackay
Name: Brendan Mackay
Title: Vice President and Director

390 Greenwich St.
New York, NY 10013

Revolving Commitment Percentage: 12.5000000000%
Revolving Commitment Amount $50,000,000.00

Term Loan Commitment Percentage: 20.0000000000%
Term Loan Commitment Amount $20,000,000.00

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

JPMORGAN CHASE BANK, N.A.

By: /s/ James Shender
Name: James Shender
Title: Vice President

383 Madison Avenue, Floor 24
New York, NY 10179

Revolving Commitment Percentage: 11.2500000000% Revolving Commitment Amount $45,000,000.00

Term Loan Commitment Percentage: 0.00% Term Loan Commitment Amount $0.00

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

MUFG UNION BANK, N.A.

By: /s/ Brent Hosteau
Name: Brent Housteau
Title: Director

445 South Figueroa Street Los Angeles, CA 90071

Revolving Commitment Percentage: 12.5000000000% Revolving Commitment Amount $50,000,000.00

Term Loan Commitment Percentage: 0.00% Term Loan Commitment Amount $0.00

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

THE BANK OF NEW YORK MELLON

By: /s/ William M. Feathers
Name: William M. Feathers
Title: Director

500 Grant Street, 36th Floor Pittsburgh, PA 15258-0001

Revolving Commitment Percentage: 8.7500000000% Revolving Commitment Amount $35,000,000.00

Term Loan Commitment Percentage: 0.00% Term Loan Commitment Amount $0.00

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, the “Exiting Lender”

By: /s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By: /s/ Szymon Ordys
Name: Szymon Ordys
Title: Authorized Signatory

Eleven Madison Avenue
New York, NY 10010

Revolving Commitment Percentage: 0.00%
Revolving Commitment Amount $0.00

Term Loan Commitment Percentage: 0.00%
Term Loan Commitment Amount $0.00

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Jake Elliott
Name: Jake Elliott
Title: Authorized Signatory

2450 Colorado Ave., Suite 3000 West
Santa Monica, CA 90404

Revolving Commitment Percentage: 11.2500000000%
Revolving Commitment Amount $45,000,000.00

Term Loan Commitment Percentage: 0.00%
Term Loan Commitment Amount $0.00

[SIGNATURE PAGE TO SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

HSBC Bank USA, N.A.

By: /s/ Ross Graney
Name: Ross Graney
Title: Assistant Vice President

425 Fifth Avenue
New York, NY 10018
Attention: Steven A. Alves

Revolving Commitment Percentage: 5.0000000000%
Revolving Commitment Amount $20,000,000.00

Term Loan Commitment Percentage: 0.00%
Term Loan Commitment Amount $0.00

ACKNOWLEDGMENT

COMMONWEALTH OF COUNTY OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy, who acknowledged himself to be the Executive Vice President of Oregon Metallurgical, LLC, an Oregon limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal
Colleen A. Fox, Notary Public
City of Pittsburgh, Allegheny County
My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of Allegheny Ludlum, LLC, a Pennsylvania limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal
Colleen A. Fox, Notary Public
City of Pittsburgh, Allegheny County
My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of TDY Industries, LLC, a California limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal
Colleen A. Fox, Notary Public
City of Pittsburgh, Allegheny County
My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of Oregon Metallurgical, LLC, the Sole Manager of International Hearth Melting, LLC, a Delaware limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his/her name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal
Colleen A. Fox, Notary Public
City of Pittsburgh, Allegheny County
My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of ATI Precision Finishing, LLC, a Pennsylvania limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal
Colleen A. Fox, Notary Public
City of Pittsburgh, Allegheny County
My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of Titanium Wire Corporation, a Pennsylvania corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal
Colleen A. Fox, Notary Public
City of Pittsburgh, Allegheny County
My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of Environmental, Inc., a California corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal
Colleen A. Fox, Notary Public
City of Pittsburgh, Allegheny County
My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of ATI Titanium, LLC, a Delaware limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal
Colleen A. Fox, Notary Public
City of Pittsburgh, Allegheny County
My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the President of ATI Flowform, Products, LLC, a Delaware limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal
Colleen A. Fox, Notary Public
City of Pittsburgh, Allegheny County
My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of ATI Ladish LLC, a Wisconsin limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal
Colleen A. Fox, Notary Public
City of Pittsburgh, Allegheny County
My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of ATI Ladish Machining, Inc., a Nevada corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal
Colleen A. Fox, Notary Public
City of Pittsburgh, Allegheny County
My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of Chen-Tech Industries, Inc., a Nevada corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal
Colleen A. Fox, Notary Public
City of Pittsburgh, Allegheny County
My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of Pacific Cast Technologies, Inc., a Nevada corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal
Colleen A. Fox, Notary Public
City of Pittsburgh, Allegheny County
My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of ATI Powder Metals LLC, a Pennsylvania limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal
Colleen A. Fox, Notary Public
City of Pittsburgh, Allegheny County
My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of ATI Flat Rolled Products Holdings, LLC, a Pennsylvania limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal Colleen A. Fox, Notary Public City of Pittsburgh, Allegheny County My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Rose Marie Manley who acknowledged herself to be the President of ATI Funding Corporation, a Delaware corporation (the “Company”), and that she, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing her name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal Colleen A. Fox, Notary Public City of Pittsburgh, Allegheny County My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Rose Marie Manley who acknowledged herself to be the President of TDY Holdings, LLC, a Delaware limited liability company (the “Company”), and that she, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing her name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal Colleen A. Fox, Notary Public City of Pittsburgh, Allegheny County My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the President of ATI Operating Holdings, LLC (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal Colleen A. Fox, Notary Public City of Pittsburgh, Allegheny County My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Elliot S. Davis who acknowledged himself to be the Vice President of ATI Properties, LLC., a Delaware limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal Colleen A. Fox, Notary Public City of Pittsburgh, Allegheny County My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Rose Marie Manley who acknowledged herself to be the President of ALC Funding Corporation, a Delaware corporation (the “Company”), and that she, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing her name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal Colleen A. Fox, Notary Public City of Pittsburgh, Allegheny County My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Senior Vice President of Allegheny Technologies Incorporated a Delaware corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal Colleen A. Fox, Notary Public City of Pittsburgh, Allegheny County My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the President of ATI Canada Holdings, Inc., a Delaware corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal Colleen A. Fox, Notary Public City of Pittsburgh, Allegheny County My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the President of Allegheny Technologies International, Inc., a California corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal Colleen A. Fox, Notary Public City of Pittsburgh, Allegheny County My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Rose Marie Manley who acknowledged herself to be the President of AII Investment Corp., a Delaware corporation (the “Company”), and that she, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing her name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal Colleen A. Fox, Notary Public City of Pittsburgh, Allegheny County My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of ATI Allegheny Ludlum, Inc., a Massachusetts corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal Colleen A. Fox, Notary Public City of Pittsburgh, Allegheny County My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of TI Oregon, Inc., an Oregon corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal Colleen A. Fox, Notary Public City of Pittsburgh, Allegheny County My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of Jessop Steel, LLC, a Pennsylvania limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal Colleen A. Fox, Notary Public City of Pittsburgh, Allegheny County My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of Jewel Acquisition, LLC, a Delaware limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal Colleen A. Fox, Notary Public City of Pittsburgh, Allegheny County My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the President of AII Acquisition, LLC, a Pennsylvania limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal Colleen A. Fox, Notary Public City of Pittsburgh, Allegheny County My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
)
COUNTY OF ALLEGHENY	)

On this, the 8th day of June, 2017, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the President of ATI FRP Properties, LLC, a Delaware limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Colleen A. Fox
Notary Public

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal Colleen A. Fox, Notary Public City of Pittsburgh, Allegheny County My Commission Expires April 19, 2021
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

REVOLVING CREDIT

AND

SECURITY AGREEMENT

by and among

OREGON METALLURGICAL, LLC,

ALLEGHENY LUDLUM, LLC,

TDY INDUSTRIES, LLC,

INTERNATIONAL HEARTH MELTING, LLC,

ATI PRECISION FINISHING, LLC,

TITANIUM WIRE CORPORATION,

ENVIRONMENTAL, INC.,

ATI TITANIUM LLC,

ATI FLOWFORM PRODUCTS, LLC,

ATI LADISH LLC,

ATI LADISH MACHINING, INC.,

CHEN-TECH INDUSTRIES, INC.,

PACIFIC CAST TECHNOLOGIES, INC.,

ATI POWDER METALS LLC and

ATI FLAT ROLLED PRODUCTS HOLDINGS, LLC,

as Borrowers,

THE GUARANTORS FROM TIME TO TIME PARTY HERETO,

THE LENDERS FROM TIME TO TIME PARTY HERETO,

PNC BANK, NATIONAL ASSOCIATION,

as Lender and Agent

BANK OF AMERICA N.A., as Co-Syndication Agent,

CITIBANK, N.A., as Co-Syndication Agent,

JPMORGAN CHASE BANK, N.A., as Co-Syndication Agent

MUFG UNION BANK, N.A., as Co-Syndication Agent,

BANK OF NEW YORK MELLON, as a Co-Managing Agent,

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Co-Managing Agent,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Co-Managing Agent,

and

PNC CAPITAL MARKETS LLC,

as Sole Lead Arranger and Sole Bookrunner

Effective as of September 23, 2015

REVOLVING CREDIT CUSIP# 68589UAA7

TERM LOAN CUSIP# 87239NAA7

EXHIBIT A

Preliminary Closing Agenda

(See Attached)

PRELIMINARY CLOSING AGENDA

This preliminary closing agenda contains the documents to be delivered in connection with a second amendment to the credit facility provided to OREGON METALLURGICAL, LLC, an Oregon limited liability company (“Oremet”), ALLEGHENY LUDLUM, LLC, a Pennsylvania limited liability company (“Ludlum”), TDY INDUSTRIES, LLC, a California limited liability company (“TDY”), INTERNATIONAL HEARTH MELTING, LLC, an Oregon limited liability company (“Hearth Melting”), ATI PRECISION FINISHING, LLC, a Pennsylvania limited liability company (“Precision Finishing”), TITANIUM WIRE CORPORATION, a Pennsylvania corporation (“Titanium Wire”), ENVIRONMENTAL, INC., a California corporation (“Environmental”), ATI TITANIUM LLC, a Delaware limited liability company (“ATI Titanium”), ATI FLOWFORM PRODUCTS, LLC, a Delaware limited liability company (“ATI Flowform”), ATI LADISH LLC, a Wisconsin limited liability company (“ATI Ladish”), ATI LADISH MACHINING, INC., a Nevada corporation (“ATI Ladish Machining”), CHEN-TECH INDUSTRIES, INC., a Nevada corporation (“Chen-Tech”), PACIFIC CAST TECHNOLOGIES, INC., a Nevada corporation (“Pacific Cast”), ATI POWDER METALS LLC, a Pennsylvania limited liability company (“ATI Powder”), and ATI FLAT ROLLED PRODUCTS HOLDINGS, LLC a Pennsylvania limited liability company (“ATI Flat Rolled”) (each a “Borrower” and collectively, the “Borrowers”), by PNC BANK, NATIONAL ASSOCIATION (“PNC”), and various other financial institutions from time to time (PNC and such other financial institutions are each, a “Lender” and collectively, the “Lenders”), PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Agent”) and PNC CAPITAL MARKETS LLC, a Pennsylvania limited liability company, as Sole Lead Arranger and Sole Bookrunner.

No.	LOAN DOCUMENTS	Responsible Party	Status
1.	Second Amendment to Revolving Credit and Security Agreement, by and among the Borrowers, ALLEGHENY TECHNOLOGIES INCORPORATED, a Delaware corporation (“Allegheny Technologies”), ATI FUNDING CORPORATION, a Delaware corporation (“ATI Funding”), ATI OPERATING HOLDINGS, LLC, a Delaware limited liability company (“ATI Operating Holdings”), TDY HOLDINGS, LLC, a Delaware limited liability company (“TDY Holdings”), ATI PROPERTIES, LLC., a Delaware limited liability company (“ATI Properties”), ALC FUNDING CORPORATION, a Delaware corporation (“ALC Funding”), ATI CANADA HOLDINGS, INC., a Delaware corporation (“ATI Canada”), ALLEGHENY TECHNOLOGIES INTERNATIONAL, INC., a California corporation (“Allegheny Technologies International”), AII INVESTMENT CORP., a Delaware corporation (“AII Investment”), ATI ALLEGHENY LUDLUM, INC., a Massachusetts corporation (“ATI Allegheny Ludlum”), TI OREGON, INC., an Oregon corporation (“TI Oregon”), JESSOP STEEL, LLC, a Pennsylvania limited liability company (“Jessop”), JEWEL ACQUISITION, LLC, a Delaware limited liability company (“Jewel”), ATI FRP PROPERTIES, LLC, a Delaware limited liability company (“ATI FRP”), and AII ACQUISITION, LLC, a Pennsylvania limited liability company (“AII Acquisition”) (Allegheny Technologies, ATI Funding, ATI Operating Holdings, TDY Holdings, ATI Properties, ALC Funding, ATI Canada, Allegheny Technologies International, AII Investment, ATI Allegheny Ludlum, TI Oregon, Jessop, Jewel, ATI FRP and AII Acquisition are each a “Guarantor” and collectively, the “Guarantors”) (the Borrowers and the Guarantors are each individually, a “Loan Party” and collectively, the “Loan Parties”), the Lenders and the Agent (the “Second Amendment”).	Agent

2.	New/Revised Schedules to the Credit Agreement (as necessary and appropriate):

3.	New/Revised Exhibits to the Credit Agreement (as necessary):

4.	First Amended and Restated Revolving Credit Note, made by the Borrowers to HSBC BANK USA, N.A. in the principal amount of Twenty Million and 00/100 Dollars ($20,000,000.00).	Agent

5.	First Amended and Restated Revolving Credit Note, made by the Borrowers to WELLS FARGO BANK, NATIONAL ASSOCIATION in the principal amount of Forty-Five Million and 00/100 Dollars ($45,000,000.00).	Agent

6.	First Amended and Restated Revolving Credit Note, made by the Borrowers to BANK OF AMERICA, N.A. in the principal amount of Seventy Million and 00/100 Dollars ($70,000,000.00).	Agent

7.	First Amended and Restated Revolving Credit Note, made by the Borrowers to JPMORGAN CHASE BANK, N.A. in the principal amount of Forty-Five Million and 00/100 Dollars ($45,000,000.00).	Agent

8.	First Amended and Restated Revolving Credit Note, made by the Borrowers to MUFG UNION BANK, N.A. in the principal amount of Fifty Million and 00/100 Dollars ($50,000,000.00).	Agent

ORGANIZATIONAL DOCUMENTS Oremet

9.	Good Standing Certificate of Oremet from the Department of State of the State of Oregon.	Borrowers

10.	Certificate of the Secretary of Oremet as to (i) resolutions of its Board of Directors authorizing Oremet to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Organization or Operating Agreement.	Borrowers

Ludlum

11.	Good Standing Certificate of Ludlum from the Secretary of State of the Commonwealth of Pennsylvania.	Borrowers

12.	Certificate of the Secretary of Ludlum as to (i) resolutions of its Board of Directors authorizing Ludlum to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Organization or Limited Liability Company Agreement.	Borrowers

TDY

13.	Good Standing Certificate of TDY from the Department of State of the State of California.	Borrowers

14.	Certificate of the Secretary of TDY as to (i) resolutions of its Board of Directors authorizing TDY to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Organization or Limited Liability Company Agreement.	Borrowers

Hearth Melting

15.	Good Standing Certificate of Hearth Melting from the Department of State of the State of Oregon.	Borrowers

16.	Certificate of the Secretary of Hearth Melting as to (i) resolutions of its Managing Member authorizing Hearth Melting to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Organization or Operating Agreement.	Borrowers

Precision Finishing

17.	Good Standing Certificate of Precision Finishing from the Secretary of State of the Commonwealth of Pennsylvania.	Borrowers

18.	Certificate of the Secretary of Precision Finishing as to (i) resolutions of its Managers authorizing Precision Finishing to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Organization or Limited Liability Company Agreement.	Borrowers

Titanium Wire

19.	Good Standing Certificate of Titanium Wire from the Secretary of State of the Commonwealth of Pennsylvania.	Borrowers

20.	Certificate of the Secretary of Titanium Wire as to (i) resolutions of its Board of Directors authorizing Titanium Wire to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

Environmental

21.	Good Standing Certificate of Environmental from the Department of State of the State of California.	Borrowers

22.	Certificate of the Secretary of Environmental as to (i) resolutions of its Board of Directors authorizing Environmental to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

ATI Titanium

23.	Long Form Good Standing Certificate of ATI Titanium from the Department of State of the State of Delaware.	Borrowers

24.	Certificate of the Secretary of ATI Titanium as to (i) resolutions of its Directors authorizing ATI Titanium to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation or Limited Liability Company Agreement.	Borrowers

ATI Flowform

25.	Long Form Good Standing Certificate of ATI Flowform from the Department of State of the State of Delaware.	Borrowers

26.	Certificate of the Secretary of ATI Flowform as to (i) resolutions of its Board of Directors authorizing ATI Flowform to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation or Limited Liability Company Agreement.	Borrowers

ATI Ladish

27.	Good Standing Certificate of ATI Ladish from the Department of State of the State of Wisconsin.	Borrowers

28.	Certificate of the Secretary of ATI Ladish as to (i) resolutions of its Board of Directors authorizing ATI Ladish to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Organization or Limited Liability Company Agreement.	Borrowers

ATI Ladish Machining

29.	Good Standing Certificate of ATI Ladish Machining from the Department of State of the State of Nevada.	Borrowers

30.	Certificate of the Secretary of ATI Ladish Machining as to (i) resolutions of its Board of Directors authorizing ATI Ladish Machining to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

Chen-Tech

31.	Good Standing Certificate of Chen-Tech from the Department of State of the State of Nevada.	Borrowers

32.	Certificate of the Secretary of Chen-Tech as to (i) resolutions of its Board of Directors authorizing Chen-Tech to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

Pacific Cast

33.	Good Standing Certificate of Pacific Cast from the Department of State of the State of Nevada.	Borrowers

34.	Certificate of the Secretary of Pacific Cast as to (i) resolutions of its Board of Directors authorizing Pacific Cast to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

ATI Powder

35.	Good Standing Certificate of ATI Powder from the Department of State of the Commonwealth of Pennsylvania.	Borrowers

36.	Certificate of the Secretary of ATI Powder as to (i) resolutions of its Managing Member authorizing ATI Powder to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Organization or Limited Liability Company Agreement.	Borrowers

ATI Flat Rolled

37.	Good Standing Certificate of ATI Cast Products from the Department of State of the Commonwealth of Pennsylvania.	Borrowers

38.	Certificate of the Secretary of ATI Flat Rolled as to (i) resolutions of its Board of Directors authorizing ATI Flat Rolled to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation or Limited Liability Company Agreement.	Borrowers

ATI Funding

39.	Long Form Good Standing Certificate of ATI Funding from the Department of State of the State of Delaware.	Borrowers

40.	Certificate of the Secretary of ATI Funding as to (i) resolutions of its Board of Directors authorizing ATI Funding to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

TDY Holdings

41.	Long Form Good Standing Certificate of TDY Holdings from the Department of State of the State of Delaware.	Borrowers

42.	Certificate of the Secretary of TDY Holdings as to (i) resolutions of its Managers authorizing TDY Holdings to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation or Limited Liability Company Agreement.	Borrowers

ATI Operating Holdings

43.	Long Form Good Standing Certificate of ATI Operating Holdings from the Department of State of the State of Delaware.	Borrowers

44.	Certificate of the Secretary of ATI Operating Holdings as to (i) resolutions of its Directors authorizing ATI Operating Holdings to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation or Limited Liability Company Agreement.	Borrowers

ATI Properties

45.	Long Form Good Standing Certificate of ATI Properties from the Department of State of the State of Delaware.	Borrowers

46.	Certificate of the Secretary of ATI Properties as to (i) resolutions of its Board of Directors authorizing ATI Properties to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation or Operating Agreement.	Borrowers

ALC Funding

47.	Long Form Good Standing Certificate of ALC Funding from the Department of State of the State of Delaware.	Borrowers

48.	Certificate of the Secretary of ALC Funding as to (i) resolutions of its Board of Directors authorizing ALC Funding to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

Allegheny Technologies

49.	Long Form Good Standing Certificate of Allegheny Technologies from the Department of State of the State of Delaware.	Borrowers

50.	Certificate of the Secretary of Allegheny Technologies as to (i) resolutions of its Board of Directors authorizing Allegheny Technologies to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

ATI Canada

51.	Long Form Good Standing Certificate of ATI Canada from the Department of State of the State of Delaware.	Borrowers

52.	Certificate of the Secretary of ATI Canada as to (i) resolutions of its Board of Directors authorizing ATI Canada to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

Allegheny Technologies International

53.	Good Standing Certificate of Allegheny Technologies International from the Department of State of the State of California.	Borrowers

54.	Certificate of the Secretary of Allegheny Technologies International as to (i) resolutions of its Board of Directors authorizing Allegheny Technologies International to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

AII Investment

55.	Long Form Good Standing Certificate of AII Investment from the Department of State of the State of Delaware.	Borrowers

56.	Certificate of the Secretary of AII Investment as to (i) resolutions of its Board of Directors authorizing AII Investment to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

ATI Allegheny Ludlum

57.	Good Standing Certificate of ATI Allegheny Ludlum from the Department of State of the Commonwealth of Massachusetts.	Borrowers

58.	Certificate of the Secretary of ATI Allegheny Ludlum as to (i) resolutions of its Board of Directors authorizing ATI Allegheny Ludlum to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

TI Oregon

59.	Good Standing Certificate of TI Oregon from the Department of State of the State of Oregon.	Borrowers

60.	Certificate of the Secretary of TI Oregon as to (i) resolutions of its Board of Directors authorizing TI Oregon to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

Jessop

61.	Good Standing Certificate of Jessop from the Department of State of the Commonwealth of Pennsylvania.	Borrowers

62.	Certificate of the Secretary of Jessop as to (i) resolutions of its Managers authorizing Jessop to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Organization or Limited Liability Company Agreement.	Borrowers

Jewel

63.	Long Form Good Standing Certificate of Jewel from the Department of State of the State of Delaware.	Borrowers

64.	Certificate of the Secretary of Jewel as to (i) resolutions of its Directors authorizing Jewel to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation or Limited Liability Company Agreement.	Borrowers

ATI FRP

65.	Long Form Good Standing Certificate of ATI FRP from the Department of State of the State of Delaware.	Borrowers

66.	Certificate of the Secretary of ATI FRP as to (i) resolutions of its Board of Directors authorizing ATI FRP to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation or Operating Agreement.	Borrowers

AII Acquisition

67.	Good Standing Certificate of AII Acquisition from the Department of State of the Commonwealth of Pennsylvania.	Borrowers

68.	Certificate of the Secretary of AII Acquisition as to (i) resolutions of its Managers authorizing AII Acquisition to enter into the Second Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Organization or Limited Liability Company Agreement.	Borrowers

RELATED DOCUMENTS

69.	Opinion of Counsel to the Loan Parties in form and substance satisfactory to the Agent.	Borrowers

(a) K&L Gates

70.	Second Amended and Restated Agent’s Fee Letter.	Agent